UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 1, 2016

DAVITA INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14106	No. 51-0354549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 16th Street

Denver, CO 80202

(Address of principal executive offices including Zip Code)

(303) 405-2100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or ByLaws; Change in Fiscal Year.

Effective September 1, 2016, DaVita HealthCare Partners Inc. (the “Company”) changed its name to DaVita Inc. The name change was effected through an amendment to the Company’s certificate of incorporation pursuant to Section 242 of the Delaware General Corporation Law, which did not require stockholder approval. A copy of the Certificate of Amendment effecting the name change, as filed with the Delaware Secretary of State, is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01. Other Events.

The Company’s CUSIP number will remain the same, and the Company’s securities will continue to trade on the New York Stock Exchange under the trading symbol DVA.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of DaVita Inc., as filed with the Secretary of State of Delaware on August 12, 2016, with an effective date of September 1, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVITA INC.

Date: September 6, 2016	/s/ Kathleen A. Waters
Kathleen A. Waters
Chief Legal Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of DaVita Inc., as filed with the Secretary of State of Delaware on August 12, 2016, with an effective date of September 1, 2016